UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2002

                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28283


                Utah                                        87-0392000
     ------------------------------                     -------------------
    (State or other jurisdiction of                       (IRS Employer
     incorporation or organization)                     Identification No.)

    12885 HWY 183, STE 108-A, AUSTIN, TEXAS                   78750
    ---------------------------------------                 ----------
    (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code   (512) 335-1494
                                                         --------------






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ITEM 5 - OTHER EVENTS

On March 26, 2002, DeMarco Energy Systems of America, Inc. (the "Company") entered into an agreement with AJW Partners, LLC, New Millennium Capital Partners II, LLC, Pegasus Capital Partners, LLC and AJW/New Millennium Offshore Ltd. (the "Debenture Holders") for the private placement of $1,000,000 of the Company's Secured Convertible Debentures. These debentures are convertible into shares of the Common Stock of the Company based on the formulas listed below. The funding of the debentures will occur in two phases with the first $700,000 being received by the Company on March 28, 2002. Provided certain conditions are satisfied, the remaining $300,000 will be funded within 5 days following the effective registration with the Securities and Exchange Commission of the securities underlying the Company's debentures. The Company will utilize the funds for marketing and sales promotion, internal corporate infrastructure development and general operating expenses.

The primary terms of the Convertible Debentures are as follows:

     o   Entire principal amount will mature on March 25, 2003.

     o Debentures bear 10% interest per annum with interest payments due quarterly.

     o Interest to be paid in cash or added to the principal amount of debentures.

     o The Debenture Holders have the option to convert any unpaid principal into shares of the Company's Common Stock at any time after the original issue date (subject to certain limitations).

     o The conversion price per share in effect on any conversion date shall be the lesser of (1) $0.15 per share and (2) 60% of the average of the lowest three inter-day trading prices during the ten trading days immediately preceding the applicable conversion date.

     o The debentures bear a mandatory prepayment penalty of 130% of the principal and all accrued interest being prepaid.

     o The debentures are secured by all unpledged assets of the Company including our current and pending patents.

     o The Company will file a SB-2 Registration Statement with the Securities and Exchange registering 210% of the Common Stock underlying the debentures.


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



ITEM 7 - EXHIBITS

The following exhibits are attached and filed electronically herewith:

 Exhibit Number                            Name of Exhibit
 --------------                            ---------------

    4.01                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured   Convertible   Debenture  issued  to  AJW
                              Partners, LLC

    4.02                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured   Convertible   Debenture  issued  to  New
                              Millennium Capital Partners II, LLC

    4.03                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured Convertible Debenture issued to Pegasus Capital Partners, LLC

    4.04                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured Convertible Debenture issued to AJW/Mew Millennium Offshore Ltd.

    4.05                      Transfer Agent Instructions

    4.06                      Secured Convertible Debenture Purchase Agreement

    4.07                      Registration Rights Agreement

    4.08                      Intellectual Property Security Agreement

    4.09                      Security Agreement



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     (Registrant)   DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
                                    ---------------------------------------

                                    By /s/ Victor M. DeMarco
                                       ---------------------
                                       Victor M. DeMarco, President/ Chief
                                       Operating Officer

                     Date:          April 3, 2002




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


TABLE OF EXHIBITS

 Exhibit Number                            Name of Exhibit
 --------------                            ---------------
    4.01                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured   Convertible   Debenture  issued  to  AJW
                              Partners, LLC

    4.02                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured   Convertible   Debenture  issued  to  New
                              Millennium Capital Partners II, LLC

    4.03                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured Convertible Debenture issued to Pegasus Capital Partners, LLC

    4.04                      DeMarco  Energy  Systems  of  America,   Inc.  10%
                              Secured Convertible Debenture issued to AJW/Mew Millennium Offshore Ltd.

    4.05                      Transfer Agent Instructions

    4.06                      Secured Convertible Debenture Purchase Agreement

    4.07                      Registration Rights Agreement

    4.08                      Intellectual Property Security Agreement

    4.09                      Security Agreement




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